TABLE OF CONTENTS

ABOUT THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM 1 -- ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants
Total Option Exercises in 2000 and Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE
CERTAIN TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
OTHER MATTERS
COSTS OF PROXY SOLICITATION
PRESENTATION OF SHAREHOLDER PROPOSALS AT 2002 ANNUAL MEETING
ANNUAL REPORT
CHARTER OF THE AUDIT COMMITTEE OF MALAN REALTY INVESTORS, INC.

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-1 1(c) or Rule 1 4a-1 2

MALAN REALTY INVESTORS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MALAN REALTY INVESTORS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2001

To the Shareholders of

Malan Realty Investors, Inc.

       The annual meeting of shareholders of MALAN REALTY INVESTORS, INC. will be held on May 17, 2001, at the Community House, 380 South Bates Street, Birmingham, Michigan, at 10:00 a.m., local time, for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

       The board of directors currently knows of no other business to be presented by or on behalf of the Company.

       Only shareholders of record at the close of business on March 21, 2001 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors

JEFFREY D. LEWIS,
Chief Executive Officer

Bingham Farms, Michigan

March 30, 2001

       EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO ENSURE THE PRESENCE OF A QUORUM. ANY PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

i

MALAN REALTY INVESTORS, INC.

30200 Telegraph Road
Bingham Farms, Michigan 48025-4503

PROXY STATEMENT

       This proxy statement contains information regarding the annual meeting of shareholders of Malan Realty Investors, Inc. to be held May 17, 2001 at 10:00 a.m., local time, at the Community House, 380 South Bates Street, Birmingham, Michigan. The Company’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting and to obtain your support on each of the proposals.

      You are invited to attend the annual meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf. The enclosed proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions. This proxy statement provides you with information on the proposals and other matters that you may find useful in determining how to vote. The Company expects to mail this proxy statement on or about March 30, 2001.

ABOUT THE MEETING

What is the purpose of the annual meeting?

      The annual meeting allows the Company’s shareholders to vote on the election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The board of directors does not propose to conduct any other business at the annual meeting. In addition, management will report on the performance of the Company during 2000 and will respond to questions from shareholders.

Who is entitled to vote?

      Only shareholders of record at the close of business on the record date of March 21, 2001 are entitled to receive notice of the annual meeting and to vote those shares of common stock that they held on the record date. Each outstanding share of common stock is entitled to one vote on each matter to be voted on at the meeting.

What constitutes a quorum?

      A quorum exists at the annual meeting if the holders of a majority of the outstanding shares of the Company’s common stock on the record date attend the annual meeting, in person or by proxy. As of the record date, March 21, 2001, 5,169,470 shares of common stock were outstanding. Proxies received but marked as abstentions and “broker non-votes” that may result from beneficial owners’ failure to give specific voting instructions to their brokers or other nominees holding in “street name” will be counted as present to determine whether there is a quorum.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot. A ballot will be provided at the meeting. To vote by proxy, you must complete and return the enclosed proxy card. A properly completed and signed proxy card will be voted as you direct on the card.

      If you complete all of the proxy card except the voting instructions, then the designated proxies (Jeffrey D. Lewis and Paul Gray) will vote your shares for the election of the nominated directors. If any nominee for election to the board is unable to serve, which is not anticipated, or if any other matters properly come before the annual meeting, then the designated proxies will vote your shares in accordance with their best judgment.

Can I change my vote after I return my proxy?

      You may change your vote at any time before your proxy is exercised by: (i) notifying the Secretary of the Company in writing of your revocation, (ii) submitting a later dated proxy or (iii) attending the annual meeting and indicating that you intend to vote your shares yourself. If you attend the annual meeting, Messrs. Lewis and Gray still have authority to vote your shares in accordance with your instructions on the proxy unless you indicate at the annual meeting that you intend to vote your shares yourself.

What are the board’s recommendations?

      Unless you give different instructions on the proxy card, Messrs. Lewis and Gray will vote in accordance with the recommendations of the board of directors. The board recommends a vote FOR election of the nominated slate of directors (see page 4).

      With respect to any other matter that properly comes before the annual meeting, Messrs. Lewis and Gray will vote as the board recommends or, if the board gives no recommendation, as they determine in their discretion.

What vote is required to approve each matter to be voted upon at the meeting?

      Election of Directors. Seven directors are to be elected at the meeting. Nominees for directors who receive a plurality of the votes cast at the meeting are elected to the board of directors. A properly signed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted for the director(s) so indicated, but it will be counted to determine whether there is a quorum.

      Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, it will be adopted by the affirmative vote of the holders of a majority of votes cast at the meeting.

      Effect of Broker Non-Votes and Abstentions. The election of directors will be determined by votes cast. Because “broker non-votes” and abstentions are included only in the calculation of the number of shares present at the meeting, and do not count as votes cast, they will not affect the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by the Company’s directors, named executive officers and shareholders who own more than 5% of the Company’s common stock as of the record date of March 21, 2001. On the record date, there were 5,169,470 shares of the Company’s common stock outstanding. In preparing this table, the Company has relied upon information supplied by its officers, directors, and certain shareholders and upon information contained in filings with the Securities and Exchange Commission.

	Number of		Right to	Percent of
Name	Shares		Acquire(1)	Shares

Jeffrey D. Lewis	—		1,000	*

Michael K. Kaline	13,016		99,150	2.1%

Elliott J. Broderick	6,266		64,658 (2)	1.4%

Edward T. Boutrous	—		—	*

Paul Gray	—		—	*

Jill Holup	—		1,000	*

John Kramer	526,050	(3)	—	10.2%

Andrew Miller	1,000		1,000	*

Edward J. Russell, III	20,000	(4)	—	*

Directors and executive officers as a group	566,332	(5)	176,808	13.9%

Kensington Investment Group, Inc.	526,050		—	10.2%
4 Orinda Way Orinda, California 94563

Schwartz Investment Trust	505,900	(6)	—	9.8%
3707 West Maple Road Bloomfield Hills, Michigan 48301

Peter T. Kross	467,160		—	9.0%
248 Grosse Pointe Blvd. Grosse Pointe Farms, Michigan 48236

Putnam Investments, Inc.	273,513		—	5.3%
One Post Office Square Boston, Massachusetts 02109

*	Less than 1%

(1)	Shares issuable upon exercise of stock options, which by their terms are currently exercisable or become exercisable within 60 days. See “Management — Compensation of Directors” and “Executive Compensation — Stock Option Plan.”

(2)	Also includes 2,058 shares issuable upon conversion of debentures owned by Mr. Broderick’s wife.

(3)	These shares are beneficially owned by Kensington Investment Group, Inc. Mr. Kramer controls more than a majority of the stock of Kensington and accordingly may be deemed to beneficially own the shares of common stock owned by Kensington. Mr. Kramer disclaims beneficial ownership of such shares.

(4)	Includes shares held by Russell & Associates Co. LLC, of which Mr. Russell is the Managing Member and majority owner.

(5)	See Notes 1 through 4 above.

(6)	Includes 18,000 shares over which Schwartz Investment Counsel, Inc. claims shared voting and dispositive power and 140,000 shares owned by its affiliate, Schwartz Investment Trust.

Change in Board of Directors

      Last year, there was a change in the entire board of directors of the Company. On May 18, 2000, at the reconvened annual meeting of shareholders, the Company’s shareholders voted to elect a new slate of five directors nominated by Kensington Investment Group, Inc. Kensington Investment Group, Inc., a shareholder of the Company since 1995, owned 9.9% of the Company’s outstanding stock at the time it solicited shareholder approval for its slate of directors. Kensington has since acquired 13,890 additional shares, increasing its ownership to 10.2% of the Company’s outstanding stock. During the course of 2000, the new board increased its membership to seven members. This new board is standing for re-election.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission. These insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. To the Company’s knowledge, based solely on the Company’s review of the filings made by the Company’s insiders and written representations, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners were satisfied in a timely manner.

ITEM 1 — ELECTION OF DIRECTORS

      Seven directors are to be elected at the annual meeting to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. All of the nominees are currently members of the board of directors. A nominee for director must receive a plurality of the votes cast at the meeting to be elected as a director.

      The board of directors recommends that you vote FOR the election of the individuals named below for election to the board.

Year First
Name of Nominee	Elected as a Director

Jeffrey D. Lewis	2000

Edward T. Boutrous	2000

Paul Gray	2000

Jill Holup	2000

John P. Kramer	2000

Andrew Miller	2000

Edward J. Russell, III	2000

      Although the board has no reason to believe that any of the nominees are unable or unwilling to serve if elected, if any nominee is unable or unwilling to serve, the board may designate a substitute nominee. In that case, Messrs. Lewis and Gray will vote for the board’s substitute nominee. Additional information regarding each of the nominees is contained below under the caption “Management”.

MANAGEMENT

Directors And Executive Officers

      The board of directors consists of seven members. Under the Company’s Amended and Restated Articles of Incorporation, at least a majority of the Company’s directors must be “independent” (i.e., not employed by the Company). All directors serve for a term of one year or until the election of their respective successors. Officers of the Company are hired by and report to the board of directors.

      The following provides biographical information for each of the executive officers and the members of the board of directors.

      Jeffrey D. Lewis, age 56, has been a director of the Company since May 2000 and became the Chief Executive Officer of the Company in September 2000. He has been in the real estate business since 1971. Prior to becoming the Company’s Chief Executive Officer in September 2000, Mr. Lewis was a Vice President at Kennedy Associates Real Estate Counsel, Inc. (“KAREC”), a real estate investment firm. Mr. Lewis joined KAREC in 1998 and was responsible for managing one of the two KAREC national asset management teams in addition to having direct responsibility for several properties. Prior to joining KAREC, Mr. Lewis was employed by the California Public Employees’ Retirement System (CalPERS) for ten years. When he left he was a Principal Investment Officer and had general responsibility for the fund’s national office portfolio of 35 properties totaling over 15 million square feet and values of approximately $1.4 billion.

      Michael K. Kaline, age 38, was promoted to President of the Company in August, 2000. Prior to that, he served as Vice President of the Company. Mr. Kaline has been with the Company since 1984 and has been responsible for overseeing the leasing of the entire portfolio of the Company. In addition, Mr. Kaline is responsible for acquisition, development, and property management and is an associate real estate broker of the Company.

      Elliott J. Broderick, age 43, has been the Chief Financial Officer of the Company since January 2001. Prior to that he was the Chief Accounting Officer. Mr. Broderick oversees the accounting and reporting functions of the Company, as well as regulatory and tax compliance, short-term investments, information systems and fiscal planning and budgets. Prior to joining the Company as

Controller in 1991, Mr. Broderick was employed for seven years by Plante & Moran, Michigan’s largest regional CPA firm. Mr. Broderick is a certified public accountant, a licensed real estate sales person and a member of the American Institute of Certified Public Accountants and the Michigan Association of Certified Public Accountants.

      Alan K. Warnke, 46, is a 25-year veteran of the real estate industry. He joined Malan in 1997 as director of property management and is currently Vice President, Leasing, Property Management and Construction. Prior to joining the Company he served in management positions at Urban Retail Properties Company, the Equity Group and Landau & Heyman. His experience includes managing several enclosed shopping malls and strip centers across the Midwest. Mr. Warnke earned a Bachelor of Science from Ball State University in Muncie, Indiana.

      Edward T. Boutrous, age 55, is the founder and managing member of The Boutrous Companies, LLC, a developer and manager of neighborhood shopping centers and single-tenant commercial buildings in southeastern Michigan since 1981. Mr. Boutrous has been a director of the Company since December 2000. Mr. Boutrous received a Bachelor of Science in Finance from the University of Detroit and a Masters Degree in Business Administration from the Harvard Business School.

      Paul Gray, age 35, has been in the real estate business since 1987. He is Executive Vice President and co-founder of Kensington Investment Group, Inc., a registered investment advisor engaged in the business of managing investments in real estate securities. Mr. Gray has overall responsibility for investment decision making on behalf of Kensington’s portfolios and is the director of Kensington’s research group.

      Mr. Gray was previously a partner of Golden State Financial Services, a mortgage brokerage company, from 1992 to 1994. From 1987 to 1992, Mr. Gray was a senior analyst at Liquidity Fund Investment Corporation where he managed the firm’s REIT portfolios and developed the models used to evaluate limited partnerships. He was simultaneously Director of Research for the National Real Estate Index where he was instrumental in designing the methodology and systems used to track real estate values throughout the United States.

      Mr. Gray received a Bachelor of Science in Finance and Real Estate in 1988 from the Haas School of Business at the University of California, Berkeley. He is a licensed real estate broker in the state of California. Mr. Gray is Chairman of the Board and has been a director since May 2000.

      Jill Holup, age 38, has been in the real estate business since 1985. She is a Partner at John McStay Investment Counsel, an investment management firm, which she joined in 1997. Her responsibilities include research, portfolio management and new business development. From 1996 through 1997, Ms. Holup was a First Vice President, Equity Research at McDonald & Company Securities, an investment bank. From 1994 to 1996, Ms. Holup was with RREEF Real Estate Securities Advisers, where she specialized in REIT investing.

      Ms. Holup received her Masters Degree in Business Administration from the Haas School of Business at the University of California, Berkeley. She earned her bachelor’s degree in finance at the University of Texas, El Paso in 1985. Ms. Holup has been a director of the Company since May 2000.

      John P. Kramer, age 43, has been in the real estate business since 1985. He is President and co-founder of Kensington Investment Group, Inc., a registered investment advisor engaged in the business of managing investments in real estate securities. He is involved in all aspects of the organization and is primarily responsible for directing the firm’s investment policies.

      Prior to co-founding Kensington in 1993, Mr. Kramer was previously Executive Vice President at Liquidity Fund Investment Corporation where he was responsible for directing the research, marketing and trading activities of the firm. Mr. Kramer worked at Liquidity Fund Investment Corporation from 1985 to 1993. Prior to joining Liquidity Fund in 1985, Mr. Kramer was an associate with Federal Reserve Chairman Allen Greenspan’s economic consulting firm, Townsend-Greenspan & Co. in New York City, and an account executive at Sutro & Co., Inc. and Prudential-Bache Securities in San Francisco.

      Mr. Kramer received his Masters Degree in Business Administration from the University of California, Berkeley in 1986, receiving an award for his work in real estate finance while at the Business School. He received a Bachelor of Arts in 1980 from the State University of New York, Oneonta, in Economics. Mr. Kramer has been a director of the Company since May 2000.

      Andrew Miller, age 46, has been in the real estate business since 1981. He is currently the President of Miller Capital Advisory, Inc. (“MCA”), an advisory business focused on real estate capital markets and asset management. Mr. Miller is responsible for the firm’s strategic and marketing initiatives as well as delivery of services. Mr. Miller founded MCA in 1996.

      Prior to forming MCA, Mr. Miller was employed by Homart Development Co. for 15 years, where he was responsible for asset disposition, acquisition, financing and joint venture structuring activities, among others.

      Mr. Miller received his Masters Degree from the University of Chicago and holds a Bachelor of Science degree from the University of Illinois, Urbana. Mr. Miller has been a director of the Company since May 2000.

      Edward J. Russell, III, age 41, is managing partner of Russell Development Co., a commercial and residential real estate development company located in Grosse Pointe Farms, Michigan. Mr. Russell has been employed by Russell Development in various capacities since 1980. Russell Development’s commercial business focuses on the construction, management, sales and acquisition of retail strip centers in southeast Michigan anchored by such tenants as CVS Drugs, Wal-Mart, Blockbuster Video and Lowes. Mr. Russell oversees the areas of job cost and budget analysis, tenant lease structuring and negotiation, and is responsible for creating and maintaining tenant relationships and identifying development opportunities for the company. Mr. Russell has been a director of the Company since November 2000.

The Board of Directors and Committees

Board of Directors.

      The board of directors is responsible for the overall affairs of the Company. The board of directors of the Company held seven meetings this past year and acted once by unanimous written consent. The board of directors has a three-member audit committee and a two-member compensation committee. During 2000, each director attended 100% of the board meetings and meetings of committees to which he or she belonged during the period for which he or she served as a director. Directors fulfill their responsibilities not only by attending board and committee meetings, but also through communication with the Chief Executive Officer and other members of management on matters that affect the Company.

      Under the Company’s Amended and Restated Articles of Incorporation, at least a majority of the Company’s directors must be “independent” (i.e., not employed by the Company). Messrs. Boutrous, Gray, Kramer, Miller and Russell and Ms. Holup are all independent.

Audit Committee.

      The audit committee, which consists of Edward T. Boutrous, John P. Kramer, Paul Gray and Jill Holup, held three meetings last year. The audit committee is responsible for providing independent, objective oversight and review of the Company’s auditing, accounting and financial reporting processes, including overseeing and reviewing the Company’s audit results and monitoring the effectiveness of the Company’s internal audit function. In addition, the audit committee recommends to the board of directors the appointment of the independent auditors.

Compensation Committee.

      The compensation committee, which consists of Edward J. Russell, III, Andrew Miller and Jill Holup, held two meetings last year and is responsible for establishing compensation and benefit policies for the Company’s executive officers and administering the Company’s 1994 Stock Option Plan.

Compensation of Directors

      The Company pays its directors who are not employees of the Company an annual fee of $12,000 plus $1,000 for each regular or special meeting of the board of directors attended. The Company also reimburses its outside directors for expenses incurred in attending meetings.

      Pursuant to the terms of the Malan Realty Investors, Inc. 1995 Stock Option Plan for Non-Employee Directors, each non-employee director of the Company is automatically granted a non-qualified stock option to purchase 1,000 shares of common stock of the corporation following the annual meeting of the board of directors. In the event a vacancy arises on the board of directors following the annual meeting of shareholders in any year and a non-employee director is nominated to fill such vacancy prior to December 31 of the same year, such non-employee director would automatically be granted an option to acquire 1,500 shares of common stock (instead of the normal 1,000 share grant) immediately following the next annual meeting of the board of directors. Following each annual meeting of the board of directors thereafter, the non-employee director would receive the normal 1,000 share grant, assuming he or she is re-elected to the board.

      The aggregate number of shares of common stock issuable under the stock option plan for non-employee directors is 80,000, subject to certain adjustments. All options granted must have an exercise price equal to the fair market value of the underlying shares on the date of grant. Options vest upon grant but do not become exercisable by the director until six months following the date of grant. Options remain exercisable until the tenth anniversary of the date of grant or, if earlier, until one year after the director ceases to be a member of the board.

      Under the Company’s 1995 Stock Compensation Plan for Non-Employee Directors, non-employee directors may make an election each year to receive all or a portion of their director’s compensation for the following calendar year in the form of common stock of the Company instead of cash. Once made, the election is irrevocable for the following year’s compensation. The number of shares to be paid to a director in lieu of cash compensation is determined based on the closing price of the common stock on the New York Stock Exchange on the day before the compensation is earned by a director (i.e., the closing price on the day before a board meeting).

      John P. Kramer and Paul Gray have declined all compensation that is payable to non-employee directors.

EXECUTIVE COMPENSATION

      The following table provides information on the compensation paid or accrued by the Company for services rendered during the last three fiscal years to the Company’s chief executive officers and other most highly compensated executive officers (the “named executive officers”) during the last fiscal year.

Summary Compensation Table

				Long-Term
				Compensation
					Number
				Other	of Shares
		Annual Compensation		Annual	Underlying	All Other
				Compensation	Options(1)	Compensation
Name & Principal Position	Year	Salary	Bonus	($)	($)	($)

Jeffrey D. Lewis	2000	$57,500	—	—	5,000	—
Chief Executive Officer (since September 2000)

Anthony S. Gramer	2000	$208,154	—	—	—	$1,003,231	(3)
President and Chief Executive Officer (until July 2000)	1999	$307,500	$29,000	—	—	$5,000
	1998	$287,500	$200,000	—	—	$5,000

Michael K. Kaline(2)	2000	$163,700	—	—	5,000	$509,969	(4)
President	1999	$154,000	$31,000	—	—	$10,162	(4)
	1998	$147,000	$120,000	—	—	$11,954	(4)

Elliott J. Broderick	2000	$107,000	—	—	5,000	$261,814	(4)
Chief Financial Officer	1999	$100,000	$31,000	—	—	$11,945	(4)
	1998	$95,000	$93,000	—	—	$10,410	(4)

(1)	See “Stock Option Plan” and “Compensation of Directors.”

(2)	From July 2000 until September 2000, Mr. Kaline performed the duties of Chief Executive Officer until Mr. Lewis’ appointment.

(3)	Includes (A) a $1,000,000 payment received in connection with the change in the Company’s board of directors which is currently the subject of litigation and (B) $3,231 from employer’s contribution to the Malan Realty Investors, Inc. 401(k) Profit Sharing Plan.

(4)	Includes (A) loan forgiveness by Company; (B) employer’s contribution to the Malan Realty Investors, Inc. 401(k) Profit Sharing Plan and (C) payment received in connection with the change in the Company’s board of directors in the following amounts:

		A	B	C

Michael K. Kaline	2000	$6,564	$3,405	$500,000
	1999	$6,945	$3,217	—
	1998	$7,327	$4,627	—

Elliott J. Broderick	2000	$6,564	$5,250	$250,000
	1999	$6,945	$5,000	—
	1998	$7,327	$3,083	—

Stock Option Plan

      Prior to the Company’s initial public offering in June 1994, the Company adopted the Malan Realty Investors, Inc. 1994 Stock Option Plan to enable employees of the Company to participate in the ownership of the Company. The stock option plan is designed to align the interests of management with those of the shareholders, to provide employees with incentives to stay with the Company, to attract new employees with outstanding qualifications and to promote the success of the Company’s long-term business objectives.

      Under the stock option plan, executive officers and employees of the Company may be granted options to acquire shares of common stock of the Company. The stock option plan is administered by the compensation committee, which is authorized to select the executive officers and other employees to whom options are to be granted. No member of the compensation committee is eligible to participate in the stock option plan.

      The compensation committee determines the number of options to be granted to an employee. However, in accordance with the requirements of the Internal Revenue Code for performance-based compensation, the provisions of the stock option plan limit the total number of option shares that the compensation committee may grant to an executive officer during any single year to 100,000 shares.

      The exercise price of each option is equal to the fair market value of the underlying shares on the date of grant. With the exception of those options granted on the date of the IPO, options vest over a five-year period at the rate of 20% per year, beginning on the first anniversary of the date of grant. If an option holder’s employment is terminated within the first year of the date of grant for any reason other than death, disability, or retirement, the right to exercise the option is forfeited. If an option holder’s employment is terminated more than one year after the date of grant for reasons other than death, disability, retirement, the option may be exercised to the extent it was exercisable at the time of termination of employment unless the termination of employment is for cause. If the termination of employment is because of death, disability, or retirement, the option may be exercised in full. No option may be exercised more than ten years after the date of grant.

      Notwithstanding the foregoing paragraph, the compensation committee may accelerate the vesting of any option that has been held by an option holder for at least six months from the date of grant of the stock option.

Option Grants

      The following table sets forth information on stock options granted to the named executive officers during 2000.

						Potential Realizable
			Percent			Value at Assumed
	Number		of Total	Exercise	Expiration	Rates of Appreciation(2)
	of		Options	Price of	Date of
	Options		Granted	Options	Options	5%	10%

Jeffrey D. Lewis	5000	(1)	9.1%	$13.438	9/26/10	$42,255	$107,084

Anthony S. Gramer	0		N/A	N/A	N/A	N/A	N/A

Michael K. Kaline	5000	(1)	9.1%	$13.438	9/26/10	$42,255	$107,084

Elliott J. Broderick	5000	(1)	9.1%	$13.438	9/26/10	$42,255	$107,084

(1)	The option term for these option grants is ten years. The options vest and become exercisable over a five-year period at the rate of 20% per year.

(2)	The actual value, if any, that may be realized by each individual will depend on the fair market value of the common stock on the date on which the options are exercised. The appreciation rates used in the table are provided to comply with certain rules and regulations under the Securities Exchange Act of 1934 and do not necessarily reflect the views of management as to the potential realizable value of the options.

Other Compensation and Benefits

      Messrs. Lewis, Kaline and Broderick also receive medical, group life insurance and other benefits (including matching contributions under the Company’s 401(k) plan) that are available generally to all of the Company’s full-time employees.

Total Option Exercises in 2000 and Year-End Option Values

      The following table shows the number of shares covered by both exercisable and non-exercisable stock options held by the named executive officers as of December 31, 2000. This table also shows the value on that date of the “in-the-money” options, which is the positive spread, if any, between the exercise price of existing stock options and $10.625 per share (the closing market price of the Company’s common stock on December 29, 2000).

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money
		Value	Options at Year-End($)		Options at Year End
	Shares Acquired	Realized
Name	on Exercise	$	Exercisable	Unexercisable	Unexercisable	Exercisable

Jeffrey D. Lewis	0	$0	1,000	5,000	$0	$0

Anthony S. Gramer	0	$0	0	0	$0	$0

Michael K. Kaline	0	$0	96,100	8,050	$0	$0

Elliott J. Broderick	0	$0	59,550	8,050	$0	$0

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee. The compensation committee works with the Company’s senior management to develop and implement compensation policies, plans, programs and performance goals designed to provide incentives for accomplishment of corporate and individual performance goals.

      Compensation Philosophy. The compensation committee has determined that the Company’s compensation policy would consist of these elements:

1.	a base salary competitive with other similarly situated REITs;

2.	a cash bonus based upon predetermined standards and objectives with an annual review to determine the accomplishment of these standards and objectives; and

3.	stock options to provide employees with an incentive to maximize the value of the Company’s common stock.

      The compensation committee thinks that this three part approach best serves the interests of the Company and its shareholders by enabling the Company to attract and retain talented executives while also providing them with incentives to act in a manner that is in the best short- and long-term interests of the shareholders.

      Base Salaries. Base salaries for the executive officers are based upon a review of each executive officer’s salary for the previous year, his position and level of responsibility in the Company, management’s assessment of his expected future contribution to the Company, and salaries of executives of other similar real estate investment trusts. The compensation committee considers the salaries of Messrs. Lewis, Kaline and Broderick to be reasonable under these criteria.

      Bonuses. The maximum total bonuses the Company will pay to its executive officers and employees for a given year will not exceed 50% of their base salary, and for executive officers 30% of the person’s base salary is the target rate. The amount of the bonus, if any, is based on the achievement of certain quantifiable performance criteria. For 2000, the bonus pool was set at $45,000, with this amount paid in its entirety to employees who were not executive officers.

      Corporate Tax Deduction in Excess of $1 Million a Year. Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Summary Compensation Table to $1 million. Certain performance-based compensation, however, is specifically exempt from the deduction limit. Although Company policy does not require the compensation committee to qualify compensation awarded to executive officers for deductibility under Section 162(m), the compensation committee does consider the cost to the Company in making all compensation decisions. The Company’s 1994 Stock Option Plan described in this proxy statement complies with the requirements for performance-based compensation under Section 162(m).

      Compensation of the CEO. The Company hired a new CEO in 2000 and established his compensation after taking into account the CEO’s skill and experience, and the salaries of other CEO’s in similar companies. The compensation committee and the board are currently working with management to establish measurable management objectives for the next three years and intends to base part of the CEO’s bonus on the achievement of these objectives.

      Stock Options. The Company seeks to provide incentives to a broad range of employees with its stock option plan and awards options based on an employee’s position, individual contribution to the Company, length of service, and certain other factors. During 2000, 55,000 stock options were awarded to 16 employees under the Company’s 1994 Stock Option Plan. The options have an exercise price of $13.438, expire on September 26, 2010, and have a five year vesting schedule with 20% vesting each year.

      Going forward, the compensation committee will continue to (i) determine the compensation to be paid by the Company to the CEO and other executive officers; (ii) review the compensation and benefits programs, policies and practices of the Company; and (iii) administer the Company’s stock option plan. The compensation committee is committed to maintaining competitive salary levels for the CEO and the other executive officers of the Company and will continue to place an emphasis on performance-based compensation.

The Compensation Committee

Jill Holup

Andrew Miller
Edward J. Russell, III

Shareholder Return Performance Graph

      The following line graph sets forth the cumulative total returns on a $100 investment in each of the Company’s common stock, the S&P Composite 500 Stock Index and the NAREIT Equity REIT Total Return Index for the period December 31, 1995 through December 31, 2000 (assuming, in all cases, the reinvestment of dividends). The Company has selected the Equity REIT Index because it believes the Equity REIT Index offers shareholders the most meaningful basis for assessing total shareholder return on the common stock and comparing it to the results of comparable REITs.

      The following graph assumes that the value of the investment in the Company and each of the indices was $100 at the beginning of the period.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG

THE COMPANY, THE NAREIT EQUITY REIT TOTAL
RETURN INDEX AND THE S&P 500 INDEX

	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00

Malan Realty Investors, Inc.	$100.00	$146.95	$180.41	$174.29	$165.22	$150.42
NAREIT Equity REIT Total Return Index	$100.00	$135.27	$162.68	$134.21	$128.01	$161.76
S&P 500 Index	$100.00	$122.96	$163.99	$210.86	$255.20	$231.96

CERTAIN TRANSACTIONS

Employment Agreements

      In September, 2000, the Company entered into a three-year employment agreement with Jeffrey D. Lewis, whereby Mr. Lewis became the Company’s Chief Executive Officer. At the end of the three-year term, the employment agreement will automatically renew itself for one-year terms unless either party gives the other 90 days’ notice terminating the employment agreement. Mr. Lewis’ employment agreement provides for an annual salary of $230,000, which may be increased by the board of directors. In addition to his base salary, Mr. Lewis will be eligible to receive an annual bonus with a target amount equal to 30% of his base salary, and a maximum amount equal to 50% of his base salary. The employment agreement also includes provisions restricting Mr. Lewis from competing directly or indirectly with the Company during the term of his employment with the Company and for one year following termination of the agreement.

      In August, 2000 the Company signed a two-year employment agreement with Michael K. Kaline, whereby Mr. Kaline became the Company’s President. At the end of the two-year term, the employment agreement will automatically renew itself for one-year terms unless either party gives the other 90 days’ notice terminating the employment agreement. Mr. Kaline’s employment agreement provides for an annual salary of $180,000, which may be increased by the board of directors. In addition to his base salary, Mr. Kaline will also be eligible to receive an annual bonus with a target amount equal to 30% of his base salary and a maximum amount equal to 50% of his base salary. Mr. Kaline also received 6,550 shares of the Company’s common stock. The employment agreement also includes provisions restricting Mr. Kaline from competing with the Company during the term of his employment and for one year following termination of the agreement.

Payments in Connection with Proxy Contest

      As a result of last year’s proxy contest and the election of a new board of directors for the Company, Anthony S. Gramer (the Company’s former Chief Executive Officer, President and a director), Michael K. Kaline, the Company’s current President and former Vice President, and Elliott J. Broderick, the Company’s Chief Financial Officer, received lump sum payments of $1,000,000, $500,000, and $250,000 respectively. Mr. Gramer and Mr. Broderick also receive health insurance for the rest of their lives. Mr. Kaline subsequently relinquished any right to lifetime health insurance.

      Also, in connection with last year’s proxy contest, the board voted to reimburse Kensington Investment Group, Inc. up to $500,000 for third party expenses it incurred in its proxy contest and subsequent efforts on behalf of the Company. John P. Kramer, a director of the Company, and Paul Gray, a director and Chairman of the Board, are co-founders of Kensington. Kensington owns approximately 10.2% of the Company’s outstanding common stock.

REPORT OF THE AUDIT COMMITTEE

      The audit committee of the board of directors is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The audit committee is composed of independent directors, and acts under a written charter first adopted and approved by the board of directors. Each of the members of the audit committee is independent as defined by Company policy and the New York Stock Exchange listing standards. A copy of the audit committee charter adopted by the board is attached to this proxy statement as Appendix A.

      The responsibilities of the audit committee include recommending to the board an accounting firm to be engaged as the Company’s independent accountants. Additionally, and as appropriate, the audit committee reviews and evaluates, and discusses and consults with management, internal audit personnel and the independent accountants regarding, the following:

•	the Company’s audited financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in its financial statements;

•	significant developments in accounting rules;

•	the adequacy of the Company’s internal accounting controls, and accounting, financial and auditing personnel; and

•	the continued independence of the Company’s outside auditors and the monitoring of any engagement of the outside auditors to provide non-audit services.

      This year the audit committee reviewed the audit committee charter and made a number of changes to reflect the new standards set forth in SEC regulations and the New York Stock Exchange listing standards. Generally, these changes reflected increased specificity in the charter rather than changes in the committee’s practices. After appropriate review and discussion, the audit committee determined that the committee had fulfilled its responsibilities under the audit committee charter.

      The audit committee is responsible for recommending to the board that the Company’s financial statements be included in the Company’s annual report. The committee took a number of steps in making this recommendation for 2000.

•	First, the audit committee discussed with Deloitte & Touche, LLP (“Deloitte”), the Company’s independent accountants for 2000, those matters required to be communicated and discussed between an issuer’s independent accountants and its audit committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the audit committee in overseeing the financial reporting and disclosure process.

•	Second, the audit committee discussed with Deloitte its independence and received a letter from Deloitte concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the audit committee of Deloitte’s independence, and assisted the audit committee in evaluating Deloitte’s independence.

•	Finally, the audit committee reviewed and discussed, with management and Deloitte, the Company’s audited consolidated balance sheets at December 31, 2000 and 1999, and consolidated statements of income, cash flows and stockholders’ equity for the three years ended December 31, 2000.

      Based on the discussions with Deloitte concerning the audit, the independence discussions, and the financial statement review and other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to the board (and the board agreed) that these financial statements be included in the Company’s 2000 annual report on Form 10-K.

      Audit Fees. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements and its review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2000 were $96,800.

      Financial Information Systems Design and Implementation Fees. There were no fees billed for the provision by Deloitte of information technology services, including the operation, design and implementation of hardware and software which generated information significant to the Company’s financial statements for fiscal year 2000.

      All Other Fees. The aggregate fees billed for services rendered by Deloitte, other than the audit services and the financial information systems design and implementation services for fiscal year 2000 were $63,870. Other services include preparation of tax returns, research and consulting regarding payments under “change in control” agreements and other accounting services.

      The audit committee, based on its reviews and discussions with management and Deloitte noted above, determined that the provision of the other services and the financial information systems design and implementation services by Deloitte was compatible with maintaining Deloitte’s independence.

The Audit Committee

Jill Holup

Paul Gray
John P. Kramer
Edward T. Boutrous

OTHER MATTERS

      The board of directors does not know of any other matters to be determined by the shareholders at the annual meeting; however, if any other matter is properly brought before the meeting, Messrs. Lewis and Gray intend to vote in accordance with the board’s recommendation or, if there is no recommendation, in their own discretion.

COSTS OF PROXY SOLICITATION

      The Company will pay the cost of preparing, assembling, and mailing the proxy material. The Company will also request brokers and other custodians and nominees to forward proxy materials to the beneficial owners of the common stock. The Company will reimburse the brokers and other custodians and nominees for their reasonable expenses in complying with this request.

PRESENTATION OF SHAREHOLDER PROPOSALS AT 2002 ANNUAL MEETING

      Regulations of the Securities and Exchange Commission require proxy statements to disclose the date by which shareholder proposals must be received by the Company in order to be included in the Company’s proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if, pursuant to Rule 14a-8, they wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2002 annual meeting, a written copy of their proposal must be received at the Company’s principal executive offices no later than November 30, 2001. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company’s proxy materials. Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company less than 60 days or more than 90 days prior to the date of the meeting. Any such proposal as to which the Company does not receive timely notice will not be included in the agenda for the meeting. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals should be sent to the attention of the Chief Executive Officer. A person may submit only one proposal for inclusion in the proxy materials, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

ANNUAL REPORT

      The Annual Report of the Company for the year ended December 31, 2000, including financial statements audited by Deloitte & Touche LLP, independent accountants, and their reports dated January 31, 2001, is being furnished with this proxy statement. In addition, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be sent to any shareholder, without charge, upon written request sent to the Company’s executive offices: Malan Realty Investor Services, 30200 Telegraph Road, Suite 105, Bingham Farms, Michigan 48025-4503.

      Please complete the enclosed proxy card and mail it in the enclosed postage-paid envelope as soon as possible.

By Order of the Board of Directors,

JEFFREY D. LEWIS
Chief Executive Officer

March 30, 2001

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF
MALAN REALTY INVESTORS, INC.

      WHEREAS, the Board of Directors, pursuant to the provisions of the Company’s Amended and Restated Articles of Incorporation and Bylaws, and in compliance with the rules and regulations for listed companies of the New York Stock Exchange (the “NYSE”), has appointed a committee of the Board of Directors to serve as the Company’s Audit Committee;

      WHEREAS, the members of the Audit Committee are those directors selected by the Board of Directors to serve as such in accordance with the Company’s Bylaws;

      WHEREAS, the Securities and Exchange Commission (the “SEC”) has recently adopted amendments to its rules and regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and in particular the rules relating to financial disclosure and proxy requirements for registered companies, which amendments are intended to improve the disclosure related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of registered companies;

      WHEREAS, the NYSE, on which the Company is listed, has adopted certain corporate governance standards requiring each listed company to have a qualified audit committee and has set forth certain requirements as to the composition, structure, responsibilities and reports required of each listed company’s audit committee; and

      WHEREAS, in view of the new requirements of the SEC and NYSE, the Board of Directors has determined that it is in the best interests of the Company to amend and restate the Audit Committee’s existing written charter in order to more fully set forth (i) the scope of the Audit Committee’s responsibilities and the procedures for carrying out those responsibilities (which include without limitation, advising the Board regarding the selection of the Company’s outside auditor and managing the relationship between the Company and its outside auditor) and (ii) the structure and membership requirements of the Audit Committee.

      NOW THEREFORE, the Board of Directors adopts the following as the charter for the Audit Committee.

I.  Scope of the Audit Committee’s Duties and Responsibilities

      Through the activities set forth in this Charter, the Audit Committee shall assist the Board of Directors in fulfilling its responsibilities by providing oversight review of the Company’s auditing, accounting and financial reporting processes. In so doing, the Committee shall serve as an independent and objective body to provide an open avenue of communication among the independent accountants, management, and the Committee and Board of Directors.

      The Committee shall periodically review its scope, policies and procedures, including, on an annual basis, a review and reassessment of the adequacy of this Charter.

II.  Membership on the Audit Committee

      The Committee shall consist of at least three directors as determined by the Board, each of whom shall be independent. “Independent” shall mean (i) that the individual is free from any relationship with the Company that, in the opinion of the Board, may interfere with the exercise of his or her independence from management and the Company and (ii) subject to the proviso set forth in the immediately succeeding paragraph, the individual does not have a restricted relationship. “Restricted Relationship” shall include any of the following relationships and any other restricted or prohibited relationships set forth from time to time in the NYSE Listed Company Manual as the same may be amended or restated:

1. A director who is, or who any time during the last three years has been, an employee (including non-employee executive officers) of the Company, any of its affiliates or of any entity which at any time during the last three years was a former parent or predecessor of the Company.

2. A director (i) who is, or any time during the last three years was, a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or (ii) who has, or any time during the last three years had, a direct business relationship with the Company (e.g. a consultant), unless, in each case, the Company’s Board of Directors determines in its business judgment that the relationship does not interfere with the director’s exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated.

3. A director who is employed as an executive of another entity where any of the Company’s executives serves on the other entity’s compensation committee.

4. A director who is an immediate family member of an individual who is, or any time during the last three years was, an executive officer of the Company or any of its affiliates.

      A director who is not independent solely because he is not currently but, during the three year restriction period set forth in the Restricted Relationships 1 and 4, was an employee or an immediate family member of a former executive officer of the Company or its affiliates may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and the shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

      Each director serving on the Audit Committee shall be “financially literate,” as such qualification is interpreted by the Board of Directors in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

      Members shall also have such qualification(s) and/or experience as may from time to time be required by the applicable rules and standards of the SEC and/or the primary exchange upon which the Company’s shares are traded (the “Applicable Rules and Standards”).

      The Chairman of the Committee shall be selected by the Board or, in the absence of such selection, by the Committee.

III.  Meetings of the Audit Committee; Quorum and Audit Committee Action

      The Committee shall meet at least two times each fiscal year, or more frequently as circumstances require. Consistent with its duty to provide an open avenue of communication, the Committee may ask members of management or others to attend any meeting, and shall meet at least annually with the independent accountants and management in separate executive sessions to discuss any matters the Committee or these groups believe shall be discussed privately with the Committee.

      The Committee shall obtain confirmation that the independent accountants will communicate directly and on a timely basis with the Committee or the Chairman of the Committee if such communication is warranted.

      A majority of the members of the Committee present in person or by telephone shall constitute a quorum, and action of the Committee shall be by a majority of the members of the Committee provided, however, if this Charter or the Committee or the Board so provides, the Chairman of the Committee may act on behalf of or represent the Committee.

IV.  Responsibilities, Powers and Duties of the Audit Committee

      A.  General

1. The Committee shall report Committee actions to the Board and may make appropriate recommendations to the Board concerning matters within the Committee’s scope of responsibilities.

2. The Committee shall have the power to conduct or authorize investigations into matters within the Committee’s scope of responsibilities. The Committee is authorized to retain independent counsel, accountants and others to assist in an investigation and to arrange and commit the Company with respect to compensation for such independent counsel, accountants and others.

3. The Committee may perform any activities consistent with this Charter, the Articles of Incorporation and Bylaws and applicable law (including the Applicable Rules and Standards) as the Committee or the Board deems advisable.

      B.  Engagement of Independent Accountants

1. The independent accountants shall be ultimately accountable to the Audit Committee as well as to the Board, and, accordingly, the Audit Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. Consistent with the foregoing, the Committee shall recommend to the Board for selection (or the replacement of) the independent accountants for Company audits. The Committee shall review and approve the fees and other compensation to be paid to the independent accountants.

2. The Committee shall confirm the independence of the independent accountants by obtaining from the independent accountants a formal written statement delineating all relationships between them and the Company and its affiliates, and by openly discussing with the independent accountants any disclosed relationships or services that may impact this objectivity and independence, and shall take or recommend the taking of appropriate action, under known circumstances, to ensure such independence.

3. The Committee shall review, in consultation with management and the independent accountants, the scope of each audit to be made by the independent accountants.

4. The Committee shall obtain confirmation that the independent accountants will provide the Committee with all communications required of the independent accountants, including a timely analysis of significant financial reporting issues.

5. The Committee shall obtain confirmation that the independent accountants will be available to the shareholders at the annual meeting and, upon request, to the Committee and the Board.

      C.  Responsibilities for Review

1. The Committee shall review any significant findings and recommendations made by the independent accountants together with management’s responses to them.

2. The Committee shall review with management and the independent accountants all such matters as they deem appropriate, and as required by Applicable Rules and Standards, including, but not limited to, the following:

a) The Company’s (including the unconsolidated subsidiaries’, if any) annual financial statements and related footnotes;

b) The independent accountants’ audit of and report on the financial statements;

c) Any material issues raised by management, the independent accountants or the Chairman of the Committee in the Chairman’s review of the Company’s (including the unconsolidated subsidiaries’, if any) interim financial statements;

d) Management’s significant judgements that have affected the financial statements, including without limitation, any adjustments recommended by the independent accountants and management’s responses, including any decision as to whether or not to make any such adjustment;

e) The independent accountants’ judgments of: 1) the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, 2) the adequacy of the Company’s internal controls and procedures, 3) the clarity of the Company’s financial disclosures, and 4) the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions that were made by management and reviewed by the independent accountants; and

f) Any serious difficulties or significant disagreements with management encountered during the course of the audit, including any restrictions on the scope of their work or access to required information.

3. The Committee shall review with management all such matters as they deem appropriate, and as required by Applicable Rules and Standards, including, but not limited to, the following:

a) Any significant findings during the year and management’s responses to them.

b) Any serious difficulties the independent accountants encountered while conducting the audits, including any restrictions on the scope of his or her (their) work or access to required information.

c) The audit plan, including its scope and any changes or additions the Committee thinks advisable.

4. The Committee or the Chairman of the Committee shall meet (in person or by telephone) with the independent accountants and financial and/or senior management quarterly to review the financials prior to the release of earnings.

5. The Committee shall review with management and the independent accountants any significant changes in the Company’s accounting principles and practices.

6. The Committee shall review any legal matter that could have a significant impact on the Company’s financial statements.

7. Based on the Committee’s reviews undertaken pursuant to items 1 through 6 of this Section C, the Committee shall communicate its decision to the Board of Directors whether or not to recommend that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10K for the last fiscal year for filing with the SEC.

V.	Continuing Effect of Indemnification and Exculpation Provisions of the Company’s Articles of Incorporation and Bylaws

      The members of the Audit Committee as Directors and, in fulfilling their responsibilities hereunder shall continue to be fully covered by the exculpation and indemnification provisions applicable to the Company’s directors and officers, as set forth in the Company’s Articles of Incorporation and Bylaws and such provisions are adopted by reference herein. Nothing contained herein, in the Applicable Rules and Standards or in any other document shall abrogate or supersede the protective exculpation and indemnification provisions set forth in the Company’s Articles of Incorporation and Bylaws.

The Board of Directors Recommends a Vote FOR Item 1.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below.	WITHHOLD AUTHORITY to vote for all nominees listed below.	*EXCEPTIONS

Nominees: Jeffrey Lewis, Edward T. Boutrous, Paul Gray, Jill Holup, John P. Kramer, Andrew Miller and Edward Russell
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “exceptions” box and write that nominee’s name in the space provided below.) *Exceptions________________________________________________________________________________________________________

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Change of Address or Comments Mark Here

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________________________________, 2001

________________________________________________________ Signature

________________________________________________________ Signature if held jointly

Votes must be indicated (X) in black or blue ink.

      Please mark, sign, date and return the proxy card promptly using the enclosed postage paid envelope.

MALAN REALTY INVESTORS, INC.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS — MAY 17, 2001

      The undersigned appoints Jeffrey Lewis and Paul Gray, and each or either of them, (the “Proxies”), with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Malan Realty Investors, Inc. on Thursday, May 17, 2001, and at any adjournment, and to vote at the meeting all shares of common stock that the undersigned is entitled to vote at the meeting in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment. The shares represented by this proxy will be voted in favor of item (1) if no instruction is provided.

      The undersigned revokes any proxy previously given to vote at the annual meeting.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

MALAN REALTY INVESTORS, INC

P.O. BOX 11086

NEW YORK, N.Y. 10203-0086